                                                                       EXHIBIT 2
                               POWER OF ATTORNEY

     I, Daniel E. Bobler of 39047 Geneva Drive, Farmington Hills, Michigan, appoint Creighton J. Weber, of Bloomfield Acceptance Company, L.L.C., Birmingham, Michigan, as my Attorney-In-Fact with full power, unless I otherwise direct, to conduct all of my affairs with regard to the filing of forms and schedules related to my ownership of shares in Bingham Financial Services Corporation ("Bingham") the same as I could do if personally present and with full legal capacity, including the power:

     1. To endorse, or sign all forms and schedules that may be filed with any Federal, State or local regulatory agency or other entity relating in any fashion to my ownership of shares of common stock in Bingham or my participation in any Shareholders Group related to Bingham, including Schedules 13D or amendments thereto. However, my Attorney-In-Fact shall not have the power to vote my shares or otherwise act with regard to my holdings in Bingham; and

     2. To perform all other acts necessary or incident to the execution of the powers enumerated above.

     Any lawful act performed by my Attorney-In-Fact shall be binding upon myself, my heirs, beneficiaries, personal representatives and assigns. I reserve the right to amend or revoke this Power of Attorney at any time; provided, however, any financial institution or other party dealing with my Attorney-In-Fact may rely upon this Power of Attorney until receipt by it of a duly executed copy of my revocation thereof. Subject to the powers enumerated above, I hereby retain all legal title to my property, and I do not intend by this Power of Attorney to create a trust or to hold my Attorney-In-Fact responsible as a trustee.

     My Attorney-In-Fact shall have no legal liability, in the absence of bad faith or willful default, for failing to act under this power or for acting in accord with my specific written instruction.

     In addition to any powers enumerated above, but only to the extent necessary to effect the powers otherwise granted hereunder, in the event of my incompetency or other inability to provide instruction, I grant to my Attorney-In-Fact all the same powers and discretion and all of the same legal and investment protection that are provided for a duly qualified conservator of an estate and guardian of a person under Michigan law.

     I intend that this Power of Attorney be in addition to any other specific power of attorney which I may have previously executed or may later execute, to the extent not inconsistent with this Power of Attorney, shall remain in full force and effect.

     Any reproduced copy of this signed original shall be deemed to be an original counterpart of this Power of Attorney. This Power of Attorney shall not be affected by my legal incapacity during my lifetime, except as provided by statute.

     Dated this 13th day of  March, 1998.


IN THE PRESENCE OF:

---------------------------                        /s/ Daniel E. Bober
                                                   -------------------------
---------------------------                        DANIEL E. BOBER



STATE OF MICHIGAN       )
                        )ss.
COUNTY OF OAKLAND       )


     This document was acknowledged before me on this 13th day of March, 1998, by Daniel E. Bober.

                                        ----------------------------------------
                                        Notary Public, Oakland, County, Michigan
                                        My Commission Expires: _____________

                              POWER OF ATTORNEY

     I, Creighton J. Weber of 5340 Hollow Drive, Bloomfield Hills, Michigan, appoint Daniel E. Bober, of Bloomfield Acceptance Company, L.L.C., Birmingham, Michigan, as my Attorney-In-Fact with full power, unless I otherwise direct, to conduct all of my affairs with regard to the filing of forms and schedules related to my ownership of shares in Bingham Financial Services Corporation ("Bingham") the same as I could do if personally present and with full legal capacity, including the power:

     3. To endorse, or sign all forms and schedules that may be filed with any Federal, State or local regulatory agency or other entity relating in any fashion to my ownership of shares of common stock in Bingham or my participation in any Shareholders Group related to Bingham, including Schedules 13D or amendments thereto. However, my Attorney-In-Fact shall not have the power to vote my shares or otherwise act with regard to my holdings in Bingham; and

     4. To perform all other acts necessary or incident to the execution of the powers enumerated above.

     Any lawful act performed by my Attorney-In-Fact shall be binding upon myself, my heirs, beneficiaries, personal representatives and assigns. I reserve the right to amend or revoke this Power of Attorney at any time; provided, however, any financial institution or other party dealing with my Attorney-In-Fact may rely upon this Power of Attorney until receipt by it of a duly executed copy of my revocation thereof. Subject to the powers enumerated above, I hereby retain all legal title to my property, and I do not intend by this Power of Attorney to create a trust or to hold my Attorney-In-Fact responsible as a trustee.

     My Attorney-In-Fact shall have no legal liability, in the absence of bad faith or willful default, for failing to act under this power or for acting in accord with my specific written instruction.

     In addition to any powers enumerated above, but only to the extent necessary to effect the powers otherwise granted hereunder, in the event of my incompetency or other inability to provide instruction, I grant to my Attorney-In-Fact all the same powers and discretion and all of the same legal and investment protection that are provided for a duly qualified conservator of an estate and guardian of a person under Michigan law.

     I intend that this Power of Attorney be in addition to any other specific power of attorney which I may have previously executed or may later execute, to the extent not inconsistent with this Power of Attorney, shall remain in full force and effect.

     Any reproduced copy of this signed original shall be deemed to be an original counterpart of this Power of Attorney. This Power of Attorney shall not be affected by my legal incapacity during my lifetime, except as provided by statute.

     Dated this 13th day of  March, 1998.


IN THE PRESENCE OF:

----------------------------                    /s/ Creighton J. Weber
                                                -------------------------------
----------------------------                    CREIGHTON J. WEBER



STATE OF MICHIGAN  )
                   )ss.
COUNTY OF OAKLAND  )


     This document was acknowledged before me on this 13th day of March, 1998, by Creighton J. Weber.

                                        ----------------------------------------
                                        Notary Public, Oakland, County, Michigan
                                        My Commission Expires:
                                                              ------------------

                               POWER OF ATTORNEY

     I, Joseph Drolshagen of 975 Woods Lane Court, Grosse Pointe Woods, Michigan, appoint Daniel E. Bober and Creighton J. Weber, of Bloomfield Acceptance Company, L.L.C., Birmingham, Michigan, or either of them, as my Attorney-In-Fact with full power, unless I otherwise direct, to conduct all of my affairs with regard to the filing of forms and schedules related to my ownership of shares in Bingham Financial Services Corporation ("Bingham") the same as I could do if personally present and with full legal capacity, including the power:

     5. To endorse, or sign all forms and schedules that may be filed with any Federal, State or local regulatory agency or other entity relating in any fashion to my ownership of shares of common stock in Bingham or my participation in any Shareholders Group related to Bingham, including Schedules 13D or amendments thereto. However, my Attorney-In-Fact shall not have the power to vote my shares or otherwise act with regard to my holdings in Bingham; and

     6. To perform all other acts necessary or incident to the execution of the powers enumerated above.

     Any lawful act performed by my Attorney-In-Fact shall be binding upon myself, my heirs, beneficiaries, personal representatives and assigns. I reserve the right to amend or revoke this Power of Attorney at any time; provided, however, any financial institution or other party dealing with my Attorney-In-Fact may rely upon this Power of Attorney until receipt by it of a duly executed copy of my revocation thereof. Subject to the powers enumerated above, I hereby retain all legal title to my property, and I do not intend by this Power of Attorney to create a trust or to hold my Attorney-In-Fact responsible as a trustee.

     My Attorney-In-Fact shall have no legal liability, in the absence of bad faith or willful default, for failing to act under this power or for acting in accord with my specific written instruction.

     In addition to any powers enumerated above, but only to the extent necessary to effect the powers otherwise granted hereunder, in the event of my incompetency or other inability to provide instruction, I grant to my Attorney-In-Fact all the same powers and discretion and all of the same legal and investment protection that are provided for a duly qualified conservator of an estate and guardian of a person under Michigan law.

     I intend that this Power of Attorney be in addition to any other specific power of attorney which I may have previously executed or may later execute, to the extent not inconsistent with this Power of Attorney, shall remain in full force and effect.

     Any reproduced copy of this signed original shall be deemed to be an original counterpart of this Power of Attorney. This Power of Attorney shall not be affected by my legal incapacity during my lifetime, except as provided by statute.

     Dated this 13th day of  March, 1998.


IN THE PRESENCE OF:

----------------------------                    /s/ Joseph Drolshagen
                                                ----------------------------
----------------------------                    JOSEPH DROLSHAGEN



STATE OF MICHIGAN  )
                   )ss.
COUNTY OF OAKLAND  )


     This document was acknowledged before me on this 13th day of March, 1998, by Joseph Drolshagen.

                                        ----------------------------------------
                                        Notary Public, Oakland, County, Michigan
                                        My Commission Expires:
                                                               ------------

                               POWER OF ATTORNEY

     I, James Bennett of 5939 Patterson, Troy, Michigan, appoint Daniel E. Bober and Creighton J. Weber, of Bloomfield Acceptance Company, L.L.C., Birmingham, Michigan, or either of them, as my Attorney-In-Fact with full power, unless I otherwise direct, to conduct all of my affairs with regard to the filing of forms and schedules related to my ownership of shares in Bingham Financial Services Corporation ("Bingham") the same as I could do if personally present and with full legal capacity, including the power:

     7. To endorse, or sign all forms and schedules that may be filed with any Federal, State or local regulatory agency or other entity relating in any fashion to my ownership of shares of common stock in Bingham or my participation in any Shareholders Group related to Bingham, including Schedules 13D or amendments thereto. However, my Attorney-In-Fact shall not have the power to vote my shares or otherwise act with regard to my holdings in Bingham; and

     8. To perform all other acts necessary or incident to the execution of the powers enumerated above.

     Any lawful act performed by my Attorney-In-Fact shall be binding upon myself, my heirs, beneficiaries, personal representatives and assigns. I reserve the right to amend or revoke this Power of Attorney at any time; provided, however, any financial institution or other party dealing with my Attorney-In-Fact may rely upon this Power of Attorney until receipt by it of a duly executed copy of my revocation thereof. Subject to the powers enumerated above, I hereby retain all legal title to my property, and I do not intend by this Power of Attorney to create a trust or to hold my Attorney-In-Fact responsible as a trustee.

     My Attorney-In-Fact shall have no legal liability, in the absence of bad faith or willful default, for failing to act under this power or for acting in accord with my specific written instruction.

     In addition to any powers enumerated above, but only to the extent necessary to effect the powers otherwise granted hereunder, in the event of my incompetency or other inability to provide instruction, I grant to my Attorney-In-Fact all the same powers and discretion and all of the same legal and investment protection that are provided for a duly qualified conservator of an estate and guardian of a person under Michigan law.

     I intend that this Power of Attorney be in addition to any other specific power of attorney which I may have previously executed or may later execute, to the extent not inconsistent with this Power of Attorney, shall remain in full force and effect.

     Any reproduced copy of this signed original shall be deemed to be an original counterpart of this Power of Attorney. This Power of Attorney shall not be affected by my legal incapacity during my lifetime, except as provided by statute.

     Dated this 13th day of  March, 1998.


IN THE PRESENCE OF:

-------------------------                       /s/ James Bennett
                                                -------------------------
-------------------------                       JAMES BENNETT




STATE OF MICHIGAN  )
                   )ss.
COUNTY OF OAKLAND  )


     This document was acknowledged before me on this 13th day of March, 1998, by James Bennett.

                                        ----------------------------------------
                                        Notary Public, Oakland, County, Michigan
                                        My Commission Expires:
                                                               --------------

                               POWER OF ATTORNEY

     I, Deborah Jenkins of 25323 Ursuline, St. Clair Shores, Michigan, appoint Daniel E. Bober and Creighton J. Weber, of Bloomfield Acceptance Company, L.L.C., Birmingham, Michigan, or either of them, as my Attorney-In-Fact with full power, unless I otherwise direct, to conduct all of my affairs with regard to the filing of forms and schedules related to my ownership of shares in Bingham Financial Services Corporation ("Bingham") the same as I could do if personally present and with full legal capacity, including the power:

     9. To endorse, or sign all forms and schedules that may be filed with any Federal, State or local regulatory agency or other entity relating in any fashion to my ownership of shares of common stock in Bingham or my participation in any Shareholders Group related to Bingham, including Schedules 13D or amendments thereto. However, my Attorney-In-Fact shall not have the power to vote my shares or otherwise act with regard to my holdings in Bingham; and

     10. To perform all other acts necessary or incident to the execution of the powers enumerated above.

     Any lawful act performed by my Attorney-In-Fact shall be binding upon myself, my heirs, beneficiaries, personal representatives and assigns. I reserve the right to amend or revoke this Power of Attorney at any time; provided, however, any financial institution or other party dealing with my Attorney-In-Fact may rely upon this Power of Attorney until receipt by it of a duly executed copy of my revocation thereof. Subject to the powers enumerated above, I hereby retain all legal title to my property, and I do not intend by this Power of Attorney to create a trust or to hold my Attorney-In-Fact responsible as a trustee.

     My Attorney-In-Fact shall have no legal liability, in the absence of bad faith or willful default, for failing to act under this power or for acting in accord with my specific written instruction.

     In addition to any powers enumerated above, but only to the extent necessary to effect the powers otherwise granted hereunder, in the event of my incompetency or other inability to provide instruction, I grant to my Attorney-In-Fact all the same powers and discretion and all of the same legal and investment protection that are provided for a duly qualified conservator of an estate and guardian of a person under Michigan law.

     I intend that this Power of Attorney be in addition to any other specific power of attorney which I may have previously executed or may later execute, to the extent not inconsistent with this Power of Attorney, shall remain in full force and effect.

     Any reproduced copy of this signed original shall be deemed to be an original counterpart of this Power of Attorney. This Power of Attorney shall not be affected by my legal incapacity during my lifetime, except as provided by statute.

     Dated this 13th day of  March, 1998.


IN THE PRESENCE OF:

----------------------------------
                                               /s/ Deborah Jenkins
                                               -------------------------------
----------------------------------             DEBORAH JENKINS





STATE OF MICHIGAN  )
                   )ss.
COUNTY OF OAKLAND  )


     This document was acknowledged before me on this 13th day of March, 1998, by Deborah Jenkins.

                                      ------------------------------------------
                                      Notary Public, Oakland, County, Michigan
                                      My Commission Expires:
                                                             -------------------

                               POWER OF ATTORNEY

     I, Patricia Jorgensen of 249 Park Drive, Clawson, Michigan, appoint Daniel
E. Bober and Creighton J. Weber, of Bloomfield Acceptance Company, L.L.C., Birmingham, Michigan, or either of them, as my Attorney-In-Fact with full power, unless I otherwise direct, to conduct all of my affairs with regard to the filing of forms and schedules related to my ownership of shares in Bingham Financial Services Corporation ("Bingham") the same as I could do if personally present and with full legal capacity, including the power:

     11. To endorse, or sign all forms and schedules that may be filed with any Federal, State or local regulatory agency or other entity relating in any fashion to my ownership of shares of common stock in Bingham or my participation in any Shareholders Group related to Bingham, including Schedules 13D or amendments thereto. However, my Attorney-In-Fact shall not have the power to vote my shares or otherwise act with regard to my holdings in Bingham; and

     12. To perform all other acts necessary or incident to the execution of the powers enumerated above.

     Any lawful act performed by my Attorney-In-Fact shall be binding upon myself, my heirs, beneficiaries, personal representatives and assigns. I reserve the right to amend or revoke this Power of Attorney at any time; provided, however, any financial institution or other party dealing with my Attorney-In-Fact may rely upon this Power of Attorney until receipt by it of a duly executed copy of my revocation thereof. Subject to the powers enumerated above, I hereby retain all legal title to my property, and I do not intend by this Power of Attorney to create a trust or to hold my Attorney-In-Fact responsible as a trustee.

     My Attorney-In-Fact shall have no legal liability, in the absence of bad faith or willful default, for failing to act under this power or for acting in accord with my specific written instruction.

     In addition to any powers enumerated above, but only to the extent necessary to effect the powers otherwise granted hereunder, in the event of my incompetency or other inability to provide instruction, I grant to my Attorney-In-Fact all the same powers and discretion and all of the same legal and investment protection that are provided for a duly qualified conservator of an estate and guardian of a person under Michigan law.

     I intend that this Power of Attorney be in addition to any other specific power of attorney which I may have previously executed or may later execute, to the extent not inconsistent with this Power of Attorney, shall remain in full force and effect.

     Any reproduced copy of this signed original shall be deemed to be an original counterpart of this Power of Attorney. This Power of Attorney shall not be affected by my legal incapacity during my lifetime, except as provided by statute.

     Dated this 13th day of  March, 1998.


IN THE PRESENCE OF:

---------------------------------
                                              /s/ Patricia Jorgensen
                                              --------------------------------
---------------------------------             PATRICIA JORGENSEN



STATE OF MICHIGAN  )
                   )ss.
COUNTY OF OAKLAND  )


     This document was acknowledged before me on this 13th day of March, 1998, by Patricia Jorgensen.

                                        ----------------------------------------
                                        Notary Public, Oakland, County, Michigan
                                        My Commission Expires:
                                                                -------------

                              POWER OF ATTORNEY


     I, Lynne Baszczuk of 22136 Birchwood, Eastpointe, Michigan, appoint Daniel
E. Bober and Creighton J. Weber, of Bloomfield Acceptance Company, L.L.C., Birmingham, Michigan, or either of them, as my Attorney-In-Fact with full power, unless I otherwise direct, to conduct all of my affairs with regard to the filing of forms and schedules related to my ownership of shares in Bingham Financial Services Corporation ("Bingham") the same as I could do if personally present and with full legal capacity, including the power:

     13. To endorse, or sign all forms and schedules that may be filed with any Federal, State or local regulatory agency or other entity relating in any fashion to my ownership of shares of common stock in Bingham or my participation in any Shareholders Group related to Bingham, including Schedules 13D or amendments thereto. However, my Attorney-In-Fact shall not have the power to vote my shares or otherwise act with regard to my holdings in Bingham; and

     14. To perform all other acts necessary or incident to the execution of the powers enumerated above.

     Any lawful act performed by my Attorney-In-Fact shall be binding upon myself, my heirs, beneficiaries, personal representatives and assigns. I reserve the right to amend or revoke this Power of Attorney at any time; provided, however, any financial institution or other party dealing with my Attorney-In-Fact may rely upon this Power of Attorney until receipt by it of a duly executed copy of my revocation thereof. Subject to the powers enumerated above, I hereby retain all legal title to my property, and I do not intend by this Power of Attorney to create a trust or to hold my Attorney-In-Fact responsible as a trustee.

     My Attorney-In-Fact shall have no legal liability, in the absence of bad faith or willful default, for failing to act under this power or for acting in accord with my specific written instruction.

     In addition to any powers enumerated above, but only to the extent necessary to effect the powers otherwise granted hereunder, in the event of my incompetency or other inability to provide instruction, I grant to my Attorney-In-Fact all the same powers and discretion and all of the same legal and investment protection that are provided for a duly qualified conservator of an estate and guardian of a person under Michigan law.

     I intend that this Power of Attorney be in addition to any other specific power of attorney which I may have previously executed or may later execute, to the extent not inconsistent with this Power of Attorney, shall remain in full force and effect.

     Any reproduced copy of this signed original shall be deemed to be an original counterpart of this Power of Attorney. This Power of Attorney shall not be affected by my legal incapacity during my lifetime, except as provided by statute.

     Dated this 13th day of  March, 1998.


IN THE PRESENCE OF:

----------------------------------
                                            /s/ Lynne Baszczuk
                                                -----------------
----------------------------------              LYNNE BASZCZUK





STATE OF MICHIGAN  )
                   )ss.
COUNTY OF OAKLAND  )


     This document was acknowledged before me on this 13th day of March, 1998, by Lynne Baszczuk.

                                        ----------------------------------------
                                        Notary Public, Oakland, County, Michigan
                                        My Commission Expires:
                                                               -----------------

                       POWER OF ATTORNEY

     I, James A. Simpson of 1235 Lyonhurst, Birmingham, Michigan, appoint Daniel E. Bober and Creighton J. Weber, of Bloomfield Acceptance Company, L.L.C., Birmingham, Michigan, or either of them, as my Attorney-In-Fact with full power, unless I otherwise direct, to conduct all of my affairs with regard to the filing of forms and schedules related to my ownership of shares in Bingham Financial Services Corporation ("Bingham") the same as I could do if personally present and with full legal capacity, including the power:

     15. To endorse, or sign all forms and schedules that may be filed with any Federal, State or local regulatory agency or other entity relating in any fashion to my ownership of shares of common stock in Bingham or my participation in any Shareholders Group related to Bingham, including Schedules 13D or amendments thereto. However, my Attorney-In-Fact shall not have the power to vote my shares or otherwise act with regard to my holdings in Bingham; and

     16. To perform all other acts necessary or incident to the execution of the powers enumerated above.

     Any lawful act performed by my Attorney-In-Fact shall be binding upon myself, my heirs, beneficiaries, personal representatives and assigns. I reserve the right to amend or revoke this Power of Attorney at any time; provided, however, any financial institution or other party dealing with my Attorney-In-Fact may rely upon this Power of Attorney until receipt by it of a duly executed copy of my revocation thereof. Subject to the powers enumerated above, I hereby retain all legal title to my property, and I do not intend by this Power of Attorney to create a trust or to hold my Attorney-In-Fact responsible as a trustee.

     My Attorney-In-Fact shall have no legal liability, in the absence of bad faith or willful default, for failing to act under this power or for acting in accord with my specific written instruction.

     In addition to any powers enumerated above, but only to the extent necessary to effect the powers otherwise granted hereunder, in the event of my incompetency or other inability to provide instruction, I grant to my Attorney-In-Fact all the same powers and discretion and all of the same legal and investment protection that are provided for a duly qualified conservator of an estate and guardian of a person under Michigan law.

     I intend that this Power of Attorney be in addition to any other specific power of attorney which I may have previously executed or may later execute, to the extent not inconsistent with this Power of Attorney, shall remain in full force and effect.

     Any reproduced copy of this signed original shall be deemed to be an original counterpart of this Power of Attorney. This Power of Attorney shall not be affected by my legal incapacity during my lifetime, except as provided by statute.

     Dated this 13th day of  March, 1998.


IN THE PRESENCE OF:

------------------------------
                                        /s/ James A. Simpson
                                        ----------------------------------
------------------------------          JAMES A. SIMPSON






STATE OF MICHIGAN  )
                   )ss.
COUNTY OF OAKLAND  )


     This document was acknowledged before me on this 13th day of March, 1998, by James A. Simpson.

                                        ----------------------------------------
                                        Notary Public, Oakland, County, Michigan
                                        My Commission Expires:
                                                                ----------------

                              POWER OF ATTORNEY

     I, Katheryne L. Zelenock of 1155 Derby #7, Birmingham, Michigan, appoint Daniel E. Bober and Creighton J. Weber, of Bloomfield Acceptance Company, L.L.C., Birmingham, Michigan, or either of them, as my Attorney-In-Fact with full power, unless I otherwise direct, to conduct all of my affairs with regard to the filing of forms and schedules related to my ownership of shares in Bingham Financial Services Corporation ("Bingham") the same as I could do if personally present and with full legal capacity, including the power:

     17. To endorse, or sign all forms and schedules that may be filed with any Federal, State or local regulatory agency or other entity relating in any fashion to my ownership of shares of common stock in Bingham or my participation in any Shareholders Group related to Bingham, including Schedules 13D or amendments thereto. However, my Attorney-In-Fact shall not have the power to vote my shares or otherwise act with regard to my holdings in Bingham; and

     18. To perform all other acts necessary or incident to the execution of the powers enumerated above.

     Any lawful act performed by my Attorney-In-Fact shall be binding upon myself, my heirs, beneficiaries, personal representatives and assigns. I reserve the right to amend or revoke this Power of Attorney at any time; provided, however, any financial institution or other party dealing with my Attorney-In-Fact may rely upon this Power of Attorney until receipt by it of a duly executed copy of my revocation thereof. Subject to the powers enumerated above, I hereby retain all legal title to my property, and I do not intend by this Power of Attorney to create a trust or to hold my Attorney-In-Fact responsible as a trustee.

     My Attorney-In-Fact shall have no legal liability, in the absence of bad faith or willful default, for failing to act under this power or for acting in accord with my specific written instruction.

     In addition to any powers enumerated above, but only to the extent necessary to effect the powers otherwise granted hereunder, in the event of my incompetency or other inability to provide instruction, I grant to my Attorney-In-Fact all the same powers and discretion and all of the same legal and investment protection that are provided for a duly qualified conservator of an estate and guardian of a person under Michigan law.

     I intend that this Power of Attorney be in addition to any other specific power of attorney which I may have previously executed or may later execute, to the extent not inconsistent with this Power of Attorney, shall remain in full force and effect.

     Any reproduced copy of this signed original shall be deemed to be an original counterpart of this Power of Attorney. This Power of Attorney shall not be affected by my legal incapacity during my lifetime, except as provided by statute.

     Dated this 13th day of  March, 1998.


IN THE PRESENCE OF:

---------------------------
                                        /s/ Katheryne L. Zelenock
                                        -------------------------------
---------------------------             KATHERYNE L. ZELENOCK





STATE OF MICHIGAN  )
                   )ss.
COUNTY OF OAKLAND  )


     This document was acknowledged before me on this 13th day of March, 1998, by Katheryne L. Zelenock.

                                        ----------------------------------------
                                        Notary Public, Oakland, County, Michigan
                                        My Commission Expires:
                                                               -----------------

                               POWER OF ATTORNEY

     I, Jeffrey C. Urban of 1312 Potomac Drive, Rochester Hills, Michigan, appoint Daniel E. Bober and Creighton J. Weber, of Bloomfield Acceptance Company, L.L.C., Birmingham, Michigan, or either of them, as my Attorney-In-Fact with full power, unless I otherwise direct, to conduct all of my affairs with regard to the filing of forms and schedules related to my ownership of shares in Bingham Financial Services Corporation ("Bingham") the same as I could do if personally present and with full legal capacity, including the power:

     19. To endorse, or sign all forms and schedules that may be filed with any Federal, State or local regulatory agency or other entity relating in any fashion to my ownership of shares of common stock in Bingham or my participation in any Shareholders Group related to Bingham, including Schedules 13D or amendments thereto. However, my Attorney-In-Fact shall not have the power to vote my shares or otherwise act with regard to my holdings in Bingham; and

     20. To perform all other acts necessary or incident to the execution of the powers enumerated above.

     Any lawful act performed by my Attorney-In-Fact shall be binding upon myself, my heirs, beneficiaries, personal representatives and assigns. I reserve the right to amend or revoke this Power of Attorney at any time; provided, however, any financial institution or other party dealing with my Attorney-In-Fact may rely upon this Power of Attorney until receipt by it of a duly executed copy of my revocation thereof. Subject to the powers enumerated above, I hereby retain all legal title to my property, and I do not intend by this Power of Attorney to create a trust or to hold my Attorney-In-Fact responsible as a trustee.

     My Attorney-In-Fact shall have no legal liability, in the absence of bad faith or willful default, for failing to act under this power or for acting in accord with my specific written instruction.

     In addition to any powers enumerated above, but only to the extent necessary to effect the powers otherwise granted hereunder, in the event of my incompetency or other inability to provide instruction, I grant to my Attorney-In-Fact all the same powers and discretion and all of the same legal and investment protection that are provided for a duly qualified conservator of an estate and guardian of a person under Michigan law.

     I intend that this Power of Attorney be in addition to any other specific power of attorney which I may have previously executed or may later execute, to the extent not inconsistent with this Power of Attorney, shall remain in full force and effect.

     Any reproduced copy of this signed original shall be deemed to be an original counterpart of this Power of Attorney. This Power of Attorney shall not be affected by my legal incapacity during my lifetime, except as provided by statute.

     Dated this 13th day of  March, 1998.


IN THE PRESENCE OF:

-----------------------------
                                        /s/ Jeffrey C. Urban
                                        -----------------------------
-----------------------------           JEFFREY C. URBAN




STATE OF MICHIGAN  )
                   )ss.
COUNTY OF OAKLAND  )


     This document was acknowledged before me on this 13th day of March, 1998, by Jeffrey C. Urban.

                                        ----------------------------------------
                                        Notary Public, Oakland, County, Michigan
                                        My Commission Expires:
                                                                --------------